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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 20, 2005

                              ALFACELL CORPORATION
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             (Exact name of registrant as specified in its charter)

             Delaware                     0-11088                22-2369085
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  (State or other jurisdiction of       (Commission            (IRS Employer
          incorporation)                File Number)          Identification)

               225 Belleville Avenue, Bloomfield, New Jersey 07003
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               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone number, including area code: (973) 748-8082


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 23, 2005, Robert Love, Alfacell's new Chief Financial Officer was granted 400,000 ten year stock options with a per share exercise price equal to the closing price of Alfacell's common stock on May 23, 2005. The vesting of the stock options will be 50,000 shares on November 23, 2005, 75,000 shares each on November 23, 2006 and November 23, 2007 and 100,000 shares each on November 23, 2008 and November 23, 2009.

Mr. Love replaced Andrew Savadelis who left as the Company's Chief Financial Officer effective as of May 20, 2005. In connection with Mr. Savadelis' departure, we entered into a Separation Agreement with him effective as of May 20, 2005. Pursuant to the Separation Agreement, Mr. Savadelis will receive a cash payment equal to one month of his base salary and an amount to compensate him for the two weeks of his accrued but unused vacation as of May 20, 2005.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Alfacell Corporation is pleased to announce that it has appointed Robert D. Love as its new Chief Financial Officer, effective May 23, 2005. Mr. Love succeeds Andrew Savadelis, who left as Alfacell's Chief Financial Officer effective as of May 20, 2005. Mr. Savadelis will remain on Alfacell's Board of Directors.

Mr. Love has over 25 years of domestic and international experience in the pharmaceutical industry. Love has held senior-level positions in Finance, Corporate Development and Marketing with P&L responsibility at large, privately-held companies as well as major, publicly-traded global pharmaceutical corporations. Most recently, Love served as Senior Vice President, CFO and COO of TriGenesis Therapeutics, Inc., a start-up specialty pharmaceutical company that he co-founded. From 1998 through 2002, Love served as both Senior Vice President in charge of Business Partnering and Senior Vice President, Finance and Acquisitions at Innovex, a division of Quintiles Transnational Corporation, the world's leading pharmaceutical services organization. Prior to Innovex, Love was CFO at Mutual Pharmaceuticals / United Research Labs from 1995 to 1998.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

99.1    Press release dated May 25, 2005.

This Form 8-K includes statements that may constitute "forward-looking" statements, usually containing the words "believe", "estimate", "project", "expect" or similar expressions. Any such forward-looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks and uncertainties and, therefore, there can be no assurance that actual results may not differ materially from those expressed or implied by such forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, uncertainties involved in transitioning from concept to product, uncertainties involving the ability of the Company to finance research and development activities, potential challenges to or violations of patents, uncertainties regarding the outcome of clinical trials, the Company's ability to secure necessary approvals from regulatory agencies, dependence upon third-party vendors, and other risks discussed in the Company's periodic filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this Form 8-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 26, 2005

                                        By:  /s/ Robert R. Love
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                                             Robert D. Love
                                             Chief Financial Officer